UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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The RBB Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

Campbell systematic macro fund

A series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

August […], 2024

Dear Shareholder:

The Board of Directors (“the “Board”) of The RBB Fund, Inc. (the “Company”) is soliciting approval from shareholders of the Campbell Systematic Macro Fund (the “Fund”), a series of the Company, for a proposed new investment advisory agreements between Campbell & Company Investment Adviser, LLC (“CCIA” or the “Adviser”), the investment adviser of the Fund, and each of the Company, on behalf of the Fund, and the Fund’s subsidiary, Campbell Systematic Macro Offshore Limited (the “Subsidiary”) (collectively, the “New Investment Advisory Agreements”). The New Investment Advisory Agreements are required as a result of the long-planned transition of majority ownership (the “Transition”) of the Adviser’s parent company, Campbell & Company, LP (“Campbell & Company”).

The Transition is the result of long-term business continuity and succession planning by Campbell & Company, pursuant to which senior executives and employees will increase their ownership to 80%, by redeeming a portion of the interests held by founder D. Keith Campbell, his family and his related entities, who will continue to own 20% of Campbell & Company. The redemption proceeds will be paid to the Campbell family over a ten-year period based on a percentage of revenues in excess of a threshold designed to protect working capital and reserves, which threshold will be adjusted each year for inflation. As a result, the Transition is expected to further align the interests of Campbell & Company, its executives and employees, and its founder, as they continue to participate in the success of the Company.

The new Investment Advisory Agreements are substantially similar to the Adviser’s current agreements on behalf of the Fund and the Subsidiary. There will be no increase in advisory fees. The Advisor’s current portfolio managers will continue to manage the Fund and the Subsidiary according to their current investment objectives and investment strategies. The Adviser does not expect the Transition to have any material impact on the quality of investment advisory services provided to the Fund and the Subsidiary.

The Board has unanimously voted to approve the New Investment Advisory Agreements and to recommend that the shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreements.

A special meeting of shareholders of the Fund (the “Meeting”) is being held to seek shareholder approval of the proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:

Proposal 1:	For shareholders of the Fund to approve a new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser.
Proposal 2:	For shareholders of the Fund to approve a new investment advisory agreement between the Fund’s Subsidiary and the Adviser.

The Transition of majority ownership anticipated to occur on or after the fourth calendar quarter of 2024 will result in a change in control, which would be considered to be an “assignment”, that would automatically terminate the current advisory agreement between the Adviser and the Company, on behalf the Fund (the “Current Investment Advisory Agreement”) and the current advisory agreement between the Subsidiary and the Adviser (the “Current Subsidiary Advisory Agreement” and, together with the Current Investment Advisory Agreement, the “Current Investment Advisory Agreements”), as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board of Directors of the Company (“the “Board”) unanimously approved the New Investment Advisory Agreements at their Board meetings on May 15-16, 2024. The New Investment Advisory Agreement and New Subsidiary Advisory Agreement are identical to the Current Investment Advisory Agreement and Current Subsidiary Advisory Agreement, respectively, with respect to the services provided by the Adviser to the Fund, have the identical fee structure and would simply continue the investment advisory services provided by the Adviser to the Fund and the Subsidiary. In addition, the portfolio managers of the Adviser that are currently providing services to the Fund and the Subsidiary are not expected to change as a result of the Transition.

The Board has unanimously voted to approve the New Investment Advisory Agreements and to recommend that the shareholders of the Fund vote FOR approval of the New Investment Advisory Agreements.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proposals and Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board believes that approval of the Proposals is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

The Meeting is scheduled to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on [September , 2024], at [_____] [a.m.] Central Time.

Shareholders of record of the Fund as of the close of business on July 31, 2024 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet. If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, EQ Fund Solutions toll-free at (866) 406-2283

Thank you for your continued support.

Sincerely,

Steven Plump

President

The RBB Fund, Inc.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the Proposals

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

QUESTIONS AND ANSWERS

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote to approve the New Investment Advisory Agreement between the Company, on behalf of the Fund, and the Adviser and to approve the New Subsidiary Advisory Agreement between the Subsidiary of the Fund and the Adviser. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and proxy card.

At a meeting of the Company’s Board held on May 15-16, 2024, the Board approved the New Investment Advisory Agreements, subject to shareholder approval. The Board recommends that shareholders of the Fund also approve the Proposals.

What are the Proposals and why am I being asked to approve them?

You are being asked to vote on the following proposals:

Proposal 1:	For shareholders of the Fund, to approve a new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser.

Proposal 2:	For shareholders of the Fund to approve a new investment advisory agreement between the Subsidiary and the Adviser.

As required by the 1940 Act, the Current Investment Advisory Agreements with the Adviser automatically terminate in the event of an assignment, which includes a direct or indirect change of ownership of the Adviser. This provision effectively requires the Fund’s shareholders to vote on new investment advisory agreements if the Adviser undergoes a change of control for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, as a result of long-term business continuity and succession planning by the Adviser’s parent company, Campbell & Company, LP, senior executives and employees will increase their ownership to 80%, by redeeming a portion of the interests held by founder D. Keith Campbell, his family and his related entities, who will continue to own 20% of Campbell & Company (the “Transition”). The Transition is anticipated to occur on or after the fourth calendar quarter of 2024 and would result in a change of control of the Adviser pursuant to the 1940 Act. The change of control caused by the Transition could be an “assignment” that would result in the termination of the Current Investment Advisory Agreement between the Company, on behalf of the Fund, and the Adviser and of the Current Subsidiary Advisory Agreement between the Subsidiary and the Adviser.

To continue receiving the investment advisory services provided by the Adviser, the Board unanimously approved the New Investment Advisory Agreements at its meetings on May 15-16, 2024. Following the Transition, the Adviser will continue to provide investment advisory services to the Fund and the Subsidiary pursuant to the New Investment Advisory Agreements, provided that the New Investment Advisory Agreements have been approved by Fund shareholders.

How will my approval of the Proposals affect the management and operation of the Fund?

The approval of the New Investment Advisory Agreements will not result in any change to the investment advisory fees charged to the Fund by the Adviser, the portfolio management of the Fund and the Subsidiary or the nature and quality of services provided to the Fund and the Subsidiary by the Adviser.

It is expected that the investment advisory personnel who provided services to the Fund and the Subsidiary under the Current Investment Advisory Agreements will continue to do so under the New Investment Advisory Agreements. Furthermore, the investment objective, risks and investment strategies for the Fund will not change under the New Investment Advisory Agreements or as a result of the Transition. The Adviser does not anticipate that the Transition will have any material impact on the quality of the investment advisory services provided to the Fund or the Subsidiary by the Adviser.

How will my approval of the Proposals affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreements with CCIA will not result in an increase of the investment advisory fees paid by the Fund to CCIA or in the Fund’s total expenses.

Are there any material differences between the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements?

There are no material differences between the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements, other than their effective dates.

Has the Board approved the Proposals?

Yes. The Board approved the Proposals set forth herein, subject to shareholder approval. The Board recommends that you vote “FOR” the approval of the Proposals.

Who is EQ Fund Solutions

EQ Fund Solutions is a third-party proxy vendor that the Company has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy solicitation and for the other expenses and solicitation costs associated with this shareholder meeting?

CCIA and/or its affiliates will pay for the costs of this proxy solicitation and the Meeting, including the printing and mailing of the Proxy Statement and related materials.

What will happen if the Fund’s shareholders do not approve the Proposals?

If shareholders do not approve the New Investment Advisory Agreements and the Transition occurs, then the Current Investment Advisory Agreements will terminate upon the date of the consummation of the Transition, and the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into interim advisory agreements that will be effective for up to 150 days following the date of the consummation of the Transition, or the recommendation of one or more other advisers, subject to approval by the Board and Fund shareholders.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on July 31, 2024 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposals presented at the Meeting.

How is a quorum for the Meeting established?

The presence of one-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a Proposal, they have the effect of counting as a vote AGAINST the Proposals. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

What vote is required to approve the Proposals?

With respect to the Proposals, approval of the New Investment Advisory Agreements with respect to the Fund and the Subsidiary requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the online instructions. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call EQ Fund Solutions at (866) 406-2283. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting. Abstentions will be treated as votes “AGAINST” the Proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER [ ], 2024

Campbell Systematic Macro Fund

a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Notice is hereby given that an upcoming special meeting of shareholders (the “Meeting”) of the Campbell Systematic Macro Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on September [ ], 2024, at [TIME] Central Time.

Shareholders of record of the Fund as of the close of business on July 31, 2024 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposals, which are more fully described in the accompanying Proxy Statement dated August [___], 2024:

Proposal 1:	For shareholders of the Fund to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Campbell & Company Investment Adviser, LLC (“CCIA” or the “Adviser”) (the “New Investment Advisory Agreement”).
Proposal 2:	For shareholders of the Fund to approve a new investment advisory agreement between Campbell Systematic Macro Offshore Limited (the “Subsidiary”), the subsidiary of the Fund, and the Adviser (the “New Subsidiary Advisory Agreement” and together with the New Investment Advisory Agreement, the “New Investment Advisory Agreements”).

Shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF THE COMPANY (“BOARD”), INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The Board has fixed the close of business on the Record Date for the Fund as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposals.

By Order of the Board of Directors of the Company

James G. Shaw
Chief Financial Officer, Chief Operating Officer and Secretary
The RBB Fund, Inc.

August […], 2024

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Adviser or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Campbell Systematic Macro Fund

A series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

PROXY STATEMENT

AUGUST [ ], 2024

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER [ ], 2024

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) of proxies to be voted at the Special Meeting of Shareholders of the Campbell Systematic Macro Fund (the “Fund”) and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on [DATE], at [TIME] [a.m.] Central Time.

The Board is soliciting approval from shareholders of the Campbell Systematic Macro Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”) for (i) a proposed new investment advisory agreement between the Company, on behalf of the Fund, and Campbell & Company Investment Adviser, LLC (“CCIA” or the “Adviser”), the investment adviser of the Fund (the “New Investment Advisory Agreement”) and (ii) a proposed new investment advisory agreement between the Fund’s subsidiary, Campbell Systematic Macro Offshore Limited (the “Subsidiary”) and the Adviser (the “New Subsidiary Advisory Agreement,” and together with the New Investment Advisory Agreement, the “New Investment Advisory Agreements”). The New Investment Advisory Agreements are required as a result of the long-planned transition of majority ownership (the “Transition”) of the Adviser’s parent company, Campbell & Company, LP (“Campbell & Company”).

The Transition is the result of long-term business continuity and succession planning by Campbell & Company, pursuant to which senior executives and employees will increase their ownership to 80%, by redeeming a portion of the interests held by founder D. Keith Campbell, his family and his related entities, who will continue to own 20% of Campbell & Company. The Transition is anticipated to occur on or after the fourth calendar quarter of 2024. The redemption proceeds will be paid to the Campbell family over a ten-year period based on a percentage of revenues in excess of a threshold designed to protect working capital and reserves, which threshold will be adjusted each year for inflation. As a result, the Transition is expected to further align the interests of Campbell & Company, its executives and employees, and its founder, as they continue to participate in the success of the Company.

The new Investment Advisory Agreements are substantially similar to the Adviser’s current agreements on behalf of the Fund and the Subsidiary. There will be no increase in advisory fees, and the Advisor’s current portfolio managers will continue to manage the Fund and the Subsidiary according to their current investment objectives and investment strategies. The Adviser does not expect the Transition to have any material impact on the quality of investment advisory services provided to the Fund and the Subsidiary.

The Board has unanimously voted to approve the New Investment Advisory Agreements and to recommend that the shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreements.

Proposal 1:	For shareholders of the Fund to approve a new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser.
Proposal 2:	For shareholders of the Fund to approve a new investment advisory agreement between the Fund’s Subsidiary, and the Adviser.

Shareholders of record of the Fund as of the close of business on [July 31], 2024 (“Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement, and the enclosed proxy card are being mailed to Shareholders on or about [DATE], 2024.

Financial statements for the Fund and the Subsidiary are included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2023 (the “Annual Report”) and the Fund’s semi-annual report to shareholders for the six-month period end February 29, 2024 (the “Semi-Annual Report”), which were distributed to the Fund’s’ shareholders. Shareholders may obtain copies of the Annual Report the Semi-Annual Report, free of charge by calling 1-800-617-0004, visiting the Fund’s website at www.campbell.com or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Proposals 1 and 2

Approval of New Investment Advisory Agreements

The new Investment Advisory Agreements are required as a result of the long-planned transition of majority ownership (the “Transition”) of the Adviser’s parent company, Campbell & Company, LP (“Campbell & Company”).

The Transition is the result of long-term business continuity and succession planning by Campbell & Company, pursuant to which senior executives and employees will increase their ownership to 80%, by redeeming a portion of the interests held by founder D. Keith Campbell, his family and his related entities, who will continue to own 20% of Campbell & Company. The redemption proceeds will be paid to the Campbell family over a ten-year period based on a percentage of revenues in excess of a threshold designed to protect working capital and reserves, which threshold will be adjusted each year for inflation. As a result, the Transition is expected to further align the interests of Campbell & Company, its executives and employees, and its founder, as they continue to participate in the success of the Company.

The new Investment Advisory Agreements are substantially similar to the Adviser’s current agreements on behalf of the Fund and the Subsidiary. There will be no increase in advisory fees, and the Adviser’s current portfolio managers will continue to manage the Fund and the Subsidiary according to their current investment objectives and investment strategies. The Adviser does not expect the Transition to have any material impact on the quality of investment advisory services provided to the Fund and the Subsidiary.

The Transition will result in a change in control, which would be considered to be an “assignment” that would automatically terminate the current advisory agreement between the Adviser and the Company, on behalf the Fund (the “Current Investment Advisory Agreement”) and the current advisory agreement between the Subsidiary and the Adviser (the “Current Subsidiary Advisory Agreement” and, together with the Current Investment Advisory Agreement, the “Current Investment Advisory Agreements”), as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board of Directors of the Company (“the “Board”) unanimously approved the New Investment Advisory Agreements at their Board meeting on May 15-16, 2024. The New Investment Advisory Agreement and New Subsidiary Advisory Agreement are identical to the Current Investment Advisory Agreement and Current Subsidiary Advisory Agreement, respectively, with respect to the services provided by the Adviser to the Fund, have the identical fee structure and would simply continue the investment advisory services provided by the Adviser to the Fund and the Subsidiary. In addition, the portfolio managers of the Adviser that are currently providing services to the Fund and the Subsidiary are not expected to change as a result of the Transition.

To continue receiving the investment advisory services provided by the Adviser to the Fund and the Subsidiary, the Board approved the New Investment Advisory Agreements. The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. The form of the New Subsidiary Advisory Agreement is attached hereto as Exhibit B. The New Investment Advisory Agreements contain no changes in the advisory fees or other material terms, other than the effective dates, and it is not expected there will be any increase in the advisory fees or operation expenses of the Fund in the next two years.

At a meeting of the Board held on May 15-16, 2024, the Board, including a majority of Directors who are not “interested persons,” (the “Independent Directors”) as defined under the 1940 Act, voted unanimously to approve the proposed New Investment Advisory Agreements and retain CCIA as the investment adviser for the Fund and the Subsidiary, subject to shareholder approval. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreements (see “Board Recommendation of Approval” below for additional information). The terms of the New Investment Advisory Agreement are materially the same as the terms of the Current Investment Advisory Agreement between the Adviser and the Company, on behalf of the Fund, and the terms of the New Subsidiary Advisory Agreement are materially the same as the terms of the Current Subsidiary Advisory Agreement between the Adviser and the Subsidiary.

If sufficient votes are not obtained to approve the Proposals, the Board will consider what further action to take, including adjourning the Meeting and making a reasonable effort to solicit support with respect to the Proposals in order to receive sufficient votes.

Legal Requirements in Approving the New Investment Advisory Agreements

The Board, including a majority of Independent Directors, approved the New Investment Advisory Agreements at a meeting of the Board held on May 15-16, 2024. A discussion regarding the basis for the Board’s approval of the New Investment Advisory Agreements is included below in the section entitled “Board Recommendation of Approval.” The Current Investment Advisory Agreements are each dated May 29, 2020. A discussion regarding the basis for the Board’s approval of the Current Investment Advisory Agreements is available in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2023.

The New Investment Advisory Agreements will take effect following the Transition and will have an initial term ending August 31, 2025. The material terms of the New Investment Advisory Agreement and the Current Investment Advisory Agreement are compared below in the section entitled “Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement.” The material terms of the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement are compared below in the section entitled “Summary of the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement.”

Compensation Paid to the Adviser

Both the New Investment Advisory Agreement and Current Investment Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets. The Adviser does not receive any additional compensation for its services to the Subsidiary under either the New Subsidiary Advisory Agreement or the Current Subsidiary Advisory Agreement.

Both the New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that the Adviser will pay all expenses incurred by it in connection with its activities under the applicable Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the Adviser. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that general expenses of the Company not readily identifiable as belonging to the Fund or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company’s Board determines to be fair and equitable.

The fee structure under the New Investment Advisory Agreement is identical to the fee structure under the Current Investment Advisory Agreement. For the fiscal year ended August 31, 2023, the investment management fee paid by the Fund to the Adviser was $12,914,691.

Brokerage Commissions

For the fiscal year ended August 31, 2023, the Fund paid $1,718,487 of brokerage commissions.

Information About the Adviser

CCIA has served as investment adviser to the Fund and the Subsidiary since their inception, and proposes to continue serving as investment adviser pursuant to the New Investment Advisory Agreements. CCIA is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended, and registered as a Commodity Trading Adviser (“CTA”) with the CFTC and is a member of the National Futures Association (“NFA”). CCIA’s principal office is located at 2850 Quarry Lake Drive, Baltimore, MD 21209. As of June 30, 2024, the Adviser together with its affiliates had approximately $[ ] in assets under management.

The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. Campbell & Company LLC is the General Partner of Campbell & Company LP. Campbell & Company is controlled by KC Holding, Inc. Campbell & Company and its predecessor organization, Campbell & Company, Inc., were formed in 1972 and have over forty years of experience in creating and managing alternative investment vehicles. Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities. The Adviser has appointed Campbell & Company as the Fund’s CPO. Campbell & Company’s officers are: Dr. Kevin Cole, Chief Executive Officer and Chief Investment Officer; Thomas P. Lloyd, General Counsel and Chief Compliance Officer; and John R. Radle, Chief Operating Officer.

Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement

Except as described below, there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Current Investment Advisory Agreement. The investment advisory services to be provided by CCIA and the fee structure under the New Investment Advisory Agreement are identical to the services provided by CCIA and the fee structure under the Current Investment Advisory Agreement. A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, subject to the supervision of the Board, CCIA will provide for the overall management of the Fund including: (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund; (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Fund ; (iii) the placement from time to time of orders for all purchases and sales made for the Fund. In both the New Investment Advisory Agreement and Current Investment Advisory Agreement, the Adviser further agrees that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Brokerage. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that (i) the Adviser, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly, and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser's overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

Payment of Expenses. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the Adviser, and that general expenses of the Company not readily identifiable as belonging to the Fund or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company’s Board of Directors determines to be fair and equitable.

Management Fees. Both the New Investment Advisory Agreement and Current Investment Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement will continue in effect until August 16, 2025. The New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that they shall continue in effect for successive annual periods ending on August 16, subject to annual approval as required by the 1940 Act and may be terminated at any time, on sixty (60) days prior written notice, by the Company (by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement (“disabling conduct”). Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the Fund will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Summary of the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement

Except as described below, there are no material differences between the terms of the New Subsidiary Advisory Agreement and the terms of the Current Subsidiary Advisory Agreement. The investment advisory services to be provided by CCIA and the fee structure under the New Subsidiary Advisory Agreement are identical to the services provided by CCIA and the fee structure under the Current Subsidiary Advisory Agreement. A copy of the proposed New Subsidiary Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Subsidiary Advisory Agreement, as the description set forth in this Proxy Statement of the New Subsidiary Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Advisory Services. Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that, subject to the supervision of the Board, CCIA will provide for the overall management of the Subsidiary including: (i) the provision of a continuous investment program for the Subsidiary, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Subsidiary; (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Subsidiary; (iii) the placement from time to time of orders for all purchases and sales made for the Subsidiary. In both the New Subsidiary Advisory Agreement and Current Subsidiary Advisory Agreement, the Adviser further agrees that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Subsidiary’s transactions and, where not otherwise available, the daily valuation of securities in the Subsidiary.

Brokerage. Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that (i) the Adviser, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly, and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser's overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

Payment of Expenses. Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement, that the Subsidiary shall bear all of its own expenses not specifically assumed by the Adviser, and that general expenses of the Company not readily identifiable as belonging to the Subsidiary or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company’s Board of Directors determines to be fair and equitable.

Duration and Termination. Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement will continue in effect until August 16, 2025. The New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that they shall continue in effect for successive annual periods ending on August 16, subject to annual approval as required by the 1940 Act and may be terminated at any time, on sixty (60) days prior written notice, by the Company (by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification. Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement (“disabling conduct”). Both the New Subsidiary Advisory Agreement and the Current Subsidiary Advisory Agreement provide that the Subsidiary will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Recommendation of Approval

At a meeting held on May 15-16, 2024 (the “Board Meeting”), the Board, including a majority of the Independent Directors, unanimously voted to approve the New Investment Advisory Agreements and to recommend that the shareholders of the Fund vote FOR the Proposals to approve the New Investment Advisory Agreements.

In the course of the Board’s review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund and the Subsidiary; (2) the performance of the Fund; (3) the fact that the Transition is not expected to affect the manner in which the Fund or Subsidiary is advised; (4) the fact that the current investment management team will continue to manage the Fund and the Subsidiary; (5) the fact that the fee structure under the New Investment Advisory Agreements would be identical to the fee structure under the Current Investment Advisory Agreements; and (6) other factors deemed relevant.

The Directors also evaluated the New Investment Advisory Agreements in light of information they had requested and received from the Adviser prior to the Board Meeting. The Directors reviewed these materials with management of the Adviser and independent counsel to the Independent Directors. The Independent Directors also discussed the New Investment Advisory Agreements with counsel in an executive session, at which no representatives of the Adviser were present. The Directors considered whether the New Investment Advisory Agreements would be in the best interests of the Fund and its shareholders and the overall fairness of the New Investment Advisory Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund. The Directors evaluated the nature, extent and quality of the services that the Adviser would provide under the New Investment Advisory Agreements, which are the same services that the Adviser provides under the Current Investment Advisory Agreements, on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s compliance record and financial condition and its background and history in providing services to the Fund under the Current Investment Advisory Agreements. The Directors considered the Adviser’s disciplined investment decision-making process used for the Fund and the Subsidiary. The Directors also considered the fact that the Adviser had not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Directors’ prior experience with the Adviser, the Directors concluded that the nature and extent of the services that the Adviser would provide under the New Investment Advisory Agreements, as well as the quality of those services, was satisfactory.

In this regard, the Directors considered representations by the Adviser that the Transition would not lead to a reduction in the quality or scope of services provided to the Fund or the Subsidiary. The Directors took into account that there would be no change that would adversely impact the Adviser’s ability to provide the same quality of services as were provided in the past; that the New Fund Advisory Agreements are materially the same as the Current Investment Advisory Agreements; that there are no material litigation, or regulatory or administrative proceedings pending against the Adviser or its principal executive officers related to services that the Adviser provides to the Fund alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there are no pending regulatory inquiries by the SEC or other regulators involving the Adviser related to services that the Adviser provides to the Fund; that the Fund would not bear any expenses related to the Transition, including expenses related to the proxy statement; and that there are no planned fee increases for the Fund over the next two years.

Section 15(f) of the Investment Company Act. The Directors also considered whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), the Adviser represented that it is not aware of any current plans to reconstitute the Board following the Transition. Thus, at least 75% of the Directors of the Company would not be “interested persons” (as defined in the 1940 Act) of the Advisers for a period of three years after closing of the Transition and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser represented that the Transition will not have an economic impact on the Adviser’s ability to provide services to the Fund and no fee increases are contemplated. Thus, the Directors found that the Transition would not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Transition. The Adviser represented that neither it nor any interested person of the Adviser would receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Adviser. The Board also considered the advisory fee rate payable by the Fund under the New Investment Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that both the Fund’s net advisory fee and Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group. The Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2024 to limit total annual operating expenses to agreed upon levels for the Fund. The Board noted that the management fees and total expenses of the Fund were not expected to change as a result of the Transition or approval of the New Investment Advisory Agreements. The Directors also reviewed analyses of the Adviser’s estimated profitability related to its provision of advisory services to the Fund. Based on the information provided, the Directors concluded that the amount of management fees that the Fund currently pays, and would pay under the New Investment Advisory Agreements, to the Adviser are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Fund. The Directors also considered the investment performance of the Fund, and considered the Fund’s investment performance in light of its investment objective and investment strategies. Information on the Fund’s investment performance was provided for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2023. The Directors noted that the Fund outperformed its primary benchmark, the S&P 500 Index, for the three-year period ended December 31, 2023, and underperformed its benchmark for the three-month, one-year, five-year, ten-year and since-inception periods ended December 31, 2023. The Directors noted that the Fund outperformed the median of its Peer Group for the three-year, five-year, ten-year, and since-inception periods ended December 31, 2023, and underperformed the median of its Peer Group for the three-month and one-year periods ended December 31, 2023. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and their shareholders were likely to benefit from the Adviser’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Investment Advisory Agreements, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the fee schedules in the New Investment Advisory Agreements are reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Directors also considered other benefits received by the Adviser from its management of the Fund and the Subsidiary, including, without limitation, the ability to market its advisory services for similar products in the future.

Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Board approved the New Investment Advisory Agreements on the basis that their terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Based on all of the foregoing, the Directors recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreements.

Vote Required

The approval of each of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

If the Proposals are approved by the Fund’s shareholders, the New Investment Advisory Agreements are expected to become effective following the Transition. If the shareholders of the Fund do not approve the Proposals at the Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of the Funds.

General Information

Method and Cost of Solicitation

Proxies will be solicited by the Company, the Adviser, and/or EQ Fund Solutions, a professional proxy solicitor, primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Company or the Adviser, none of whom will be paid for these services, or by EQ Fund Solutions. The Adviser and/or its affiliates will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of EQ Fund Solutions. EQ Fund Solutions will be paid approximately $100,000 to $200,000 and will be reimbursed for its related expenses. The Company estimates that the total expenditures relating to the solicitation of proxies will be approximately $120,000 - $220,000. The Company may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (866) 406-2283. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-844-261-6488 or write to the Fund, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund, Inc., c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to the Proposals, assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposals.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposals is not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposals. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.”

Investment Adviser

The Fund’s investment adviser is Campbell & Company Investment Adviser, LLC, located at 2850 Quarry Lake Drive, Baltimore, MD 21209.

Other Service Providers

The principal executive office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Company’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Funds’ principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

Outstanding Shares

The number of shares of the Fund issued and outstanding on the Record Date was as follows:

Fund	Number of Issued and Outstanding Shares
Campbell Systematic Macro Fund	[ ]

As of the Record Date, the Directors and officers of the Company, as a group, owned beneficially less than [ ]% of the outstanding shares of the Fund. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of [ ]% or more of the Fund’s outstanding shares. Any shareholder that owns [ ]% or more of the outstanding shares of Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

Campbell Systematic Macro Fund

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]	Record

Future Meetings; Shareholder Proposals

The Company is generally not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Company’s Articles of Incorporation and By-Laws. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Company’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the proposals as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual and Semi-Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Campbell Systematic Macro Fund

AGREEMENT made as of [ ], 2024 between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and CAMPBELL & COMPANY INVESTMENT ADVISER LLC, a Delaware limited liability company (herein called the "Investment Adviser").

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s Campbell Systematic Macro Fund (the "Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and the sole shareholder of the Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 1.64% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term “Campbell” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2025. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

Campbell Systematic Macro Fund
c/o The RBB Fund, Inc

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Investment Adviser:

Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive

Baltimore, Maryland 21209

Attention: Legal Department

legal@campbell.com

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.
By:
Name:	Steven Plump
Title:	President

Campbell & Company Investment Adviser LLC
By:
Name:
Title:

By:
Name:
Title:

Exhibit B

INVESTMENT ADVISORY AGREEMENT

Campbell Systematic Macro Offshore Limited

AGREEMENT made as of [__], 2024 between CAMPBELL SYSTEMATIC MACRO OFFSHORE LIMITED (the “Company”), an exempted company organized under the Companies Law (as amended) of the Cayman Islands and a wholly-owned subsidiary of Campbell Systematic Macro Fund (the “Portfolio”), a series of The RBB Fund, Inc., a Maryland corporation (herein called the "Fund"), and CAMPBELL & COMPANY INVESTMENT ADVISER LLC, a Delaware limited liability company (herein called the "Investment Adviser").

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Company desires to retain the Investment Adviser to render certain investment advisory services to the Company, and the Investment Adviser is willing to so render such services; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Company desires to employ the capital of the Company by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the provisions of the Memorandum of Association and Articles of Association of the Company, as may be amended by special resolution from time to time, and in the Portfolio’s Prospectus and Statement of Additional Information as from time to time in effect (the “Prospectus” and “Statement of Additional Information,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund and the Board of Directors of the Company. Copies of the Portfolio’s Prospectus and Statement of Additional Information have been or will be submitted to the Investment Adviser. The Company desires to employ and hereby appoints the Investment Adviser to act as investment adviser to the Company. The Investment Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(c) A Prospectus and Statement of Additional Information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933.

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Company will also provide the Investment Adviser with copies of its Memorandum of Association and Articles of Association, and any service contracts, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

 SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Company and subject to Section 3 (b) below, the Investment Adviser will:

1. act in strict conformity with the provisions of Cayman Islands law, the 1940 Act (to the extent required by law) and the Investment Advisers Act of 1940, as the same may from time to time be amended (the “Advisers Act”) to the extent applicable,

2. provide for the overall investment management of the Company including (i) the provision of a continuous investment program for the Company, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Company, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Company, and (iii) the placement from time to time of orders for all purchases and sales made for the Company.

The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Company's investment objective, restrictions and policies. The Investment Adviser further agrees that it will render to the Company's Board of Directors and the Fund’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as each Board may reasonably request. The Investment Adviser agrees to provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Company's transactions and, where not otherwise available, the daily valuation of securities in the Company.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”). Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Company’s behalf to any Sub-Adviser; except that any Company expenses that may be incurred by the Investment Adviser and paid by the Company to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Company to the Sub-Adviser directly, so long as such payment arrangements are approved by the Company and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Company for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Company’s and the Fund’s Boards of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Company to furnish information or services, such information or services shall be furnished by the Company’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Company, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Company directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Company to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Company or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Company all records and other information relating to the Company and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Company, the Investment Adviser may comply with such request prior to obtaining the Company’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Company, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Company.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Company acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Company. The Investment Adviser shall have no obligation to acquire for the Company a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Company are the property of the Portfolio and the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Company shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Company shall include, but are not limited to, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Company and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Company by the Investment Adviser; (c) fees and expenses incident to its status as a Cayman Islands exempted company; (d) fees and salaries payable to the Company's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company for violation of any law; (h) legal, accounting and auditing expenses; (i) charges of custodians and other agents; (j) any extraordinary expenses; and (k) costs of independent pricing services to value the Company's investments.

SECTION 9. VOTING. For so long as the Investment Adviser is the sole holder of the 100 Management Shares (which carry the right to receive notice of, attend at and vote as a member at any general meeting of the Company), the Investment Adviser shall have the authority to exercise voting rights in respect of portfolio securities and other investments for the Company, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Company’s name and all investment models used by or on behalf of the Company. The Investment Adviser may use the Company’s name or any portion thereof in connection with any other fund or business activity without the consent of any shareholder and the Company shall execute and deliver any and all documents required to indicate the consent of the Company to such use. The Company hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Company, the name of the Company will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION. The Investment Adviser recognizes that it receives compensation for performing investment advisory services for the Portfolio pursuant to a separate investment advisory agreement with the Portfolio and agrees to receive no additional compensation for rendering its services to the Company under this Agreement.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the applicable law. The Investment Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Company’s name. The Investment Adviser shall indemnify and hold harmless the Company for any claims arising from the use of the term “Campbell” in the name of the Company.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Company as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Company until August 16, 2025. Thereafter, if not terminated, this Agreement shall continue with respect to the Company for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of the Board of Directors of the Company and by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company and the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Company; provided, however, that this Agreement may be terminated with respect to the Company at any time, without the payment of any penalty, by the Board of the Directors of the Company, the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Company, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Company shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Company.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Company:

Campbell Systematic Macro Offshore Limited

c/o The RBB Fund, Inc

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Investment Adviser:

Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive

Baltimore, Maryland 21209

Attention: Legal Department

legal@campbell.com

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

CAMPBELL SYSTEMATIC MACRO OFFSHORE LIMITED
By:
Name:
Title:

By:
Name:
Title:

CAMPBELL & COMPANY
INVESTMENT ADVISER LLC
By:
Name:
Title:

By:
Name:
Title:

A-1

RBB
A SERIES TRUST

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPESETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage-paid envelope provided

2. **ONLINE** at **[ ]** using your proxy control number found below

3. By **PHONE** when you dial toll-free [ ] to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

Campbell Systematic Macro Fund
A series of The RBB Fund, Inc.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE]

The undersigned, revoking prior proxies, hereby appoints Steven Plump, James G. Shaw and Craig Urciuoli, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the above-mentioned funds to be held on [DATE], at [TIME] Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [DATE]. The proxy statement for this meeting is available at:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Campbell Systematic Macro Fund
("Fund")

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors of The RBB Fund, Inc. (the "Company"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company's Board of Directors, and each Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" a proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]